                                          Delaware
                                          Investments(SM)
                                          -----------------
                                          A member of Lincoln Financial Group(R)




                        (Value Equity Artwork)

          VALUE EQUITY
                         Annual Report
                         2002





                         DELAWARE
                         REIT Fund






[LOGO] POWERED BY RESEARCH.(SM)

Table
  of Contents

Letter to Shareholders                       1

Portfolio Management Review                  3

New at Delaware                              6

Performance Summary                          7

Financial Statements:

     Statement of Net Assets                 9

     Statement of Operations                11

     Statements of Changes
          in Net Assets                     12

     Financial Highlights                   13

     Notes to Financial
          Statements                        18

     Report of Independent
          Auditors                          21

Board of Trustees/Officers                  22





Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) Delaware Distributors, L.P.

Delaware Investments
    Powered by Research

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o Astute security selection is essential when seeking a performance advantage.

o Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o U.S. growth equity
o U.S. value equity
o U.S. fixed income
o International and global
o U.S. structured-approach equity products

The Independent Research Advantage
Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 177 seasoned investment professionals -- of whom 119 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

Letter                                                     Delaware REIT Fund
   to Shareholders                                         November 12, 2002

Recap of Events

The fiscal year ended October 31, 2002 was a challenging period for most investors. Stocks began the period on a very positive note, making strong advances across their various markets into early January 2002. Within two months, however, most equity markets were beginning a downward slide that would continue into early October. Despite a flurry of buying activity very late in the period, most stock benchmarks posted negative results for the 12-month time span.

The bellwether Dow Jones Industrial Average declined -5.58%, and the Nasdaq Composite Index fell -21.33% during the 12-month reporting period.

To understand the downside performance that equity investors experienced, we turn to the economy. What we have experienced is an economy that failed to expand at a pace expected by the investing community. On the surface, the U.S. economy was remarkably resilient during the year just passed, having weathered technology's bursted "bubble" and endured a period of diminished trust in corporate governance.

The economy also rebounded from 2001's first three quarters of negative growth in gross domestic product (GDP) to post four consecutive quarters of positive GDP growth.

Yet to some market watchers, the ongoing recovery has lacked the dynamics of prior post-recessionary periods. Individuals in this camp usually return to a central theme -- that the business community has failed to actively reinvest in itself. This process, commonly known as capital expenditure, has historically served as a driver of economic renewal during economic rebounds. A very cautious business community currently may cause capital spending to increase at only a modest pace.

Delaware REIT Fund returned +6.17% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended October 31, 2002. The Fund's peer group, as measured by the 161 funds of the Lipper REIT Funds Average, gained +6.83%, while the NAREIT Equity REIT Index slightly surpassed the Fund's return by gaining +6.37% for the same period.

Market Outlook
We believe the economic recovery should likely continue into 2003. We do not foresee a "double-dip" of the economy, but instead believe growth will continue, albeit at a modest pace.

The significant level of business spending during the last decade created an excess of capacity that contributed significantly to the recent recession. Given the extent of this excess capacity, it may require more time before we see companies ramp up their spending. Thus the major engine for expansion is not fully in place at this juncture.

Nonetheless, we are encouraged by signs that lower interest rates are beginning to benefit the economy. We also look favorably upon the corporate restructurings that have taken place since the recession for their ability to enhance profitability moving forward. We believe that recent gains in stock prices reveal that investors still view stocks as attractive long-term holdings.

Total Return
For the period ended October 31, 2002
                                                             One Year
Delaware REIT Fund -- Class A Shares                          +6.17%
NAREIT Equity REIT Index                                      +6.37%
Lipper REIT Funds Average (161 funds)                         +6.83%
-------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the index can be found on pages 7 and
8. The Lipper REIT Funds Average represents the average return of REIT mutual funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

As we have stated in earlier reports, we believe that the financial markets will not produce the types of future returns realized in stocks during the 1990s. Accordingly, we encourage investors to meet with their advisors to update their financial goals in light of such expectations. Such a meeting can also permit investors to evaluate their holdings in an attempt to establish a proper mix of mutual funds to seek out those goals, while preserving principal and remaining broadly diversified.

Thank you for you continued confidence in, and your commitment to, Delaware Investments.

Sincerely,

/s/ David K. Downes
--------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                                  Delaware REIT Fund
   Management Review                                       November 12, 2002

Fund Managers

Damon J. Andres
Portfolio Manager

Thomas J. Trotman
Portfolio Manager

The Fund's Results
For the fiscal year ended October 31, 2002, Delaware REIT Fund posted a +6.17% return (Class A shares at net asset value with distributions reinvested), slightly underperforming the NAREIT Equity REIT Index, which gained +6.37% during the fiscal year. REITs remain a relatively muted asset class, meaning that while they do not typically benefit from a full stock market upswing, they are also not likely to experience the full negative impact of an economic downturn. As a result, we believe REITs remain an attractive investment vehicle due to their diversification benefits and dividend-producing ability.

Over the past year, Delaware REIT Fund has adopted a more defensive investment strategy in light of the weak economic environment. While our stock selection process has always involved a bottom-up approach, we continue to carefully evaluate the overall health of each sector of the REIT market. Our current strategy focuses on companies that we believe are best positioned to withstand a prolonged economic slowdown. These include firms with attractive valuations, positive cash flow, and strong balance sheets -- fundamentals that directly contribute to a company's ability to generate positive performance during less than vibrant economic conditions.

Portfolio Highlights
Slower job growth and layoffs in 2002 resulted in negative performance from two core areas of the REIT market: the multifamily housing sector and the office sector. Despite a rise in vacancy rates and a decline in rental rates, we believe that the office sector offers attractive long-term opportunities.

We are confident that companies with strong balance sheets and high-quality portfolios will weather the current economic downturn and fare well over the long term. In an attempt to manage portfolio risk, we assess both the quality of tenants and "rollover risk," which means evaluating not only the number of new lease originations over the next 12-18 months, but also their pricing structure as well.

Throughout the REIT sector, current weakness can be attributed to economic factors such as lack of growth, poor earnings, the effects of corporate accounting scandals, and problems in the technology sector. Historically, weak real estate markets have been created by overdevelopment. However, during the nineties, development generally kept pace with demand. Capital markets played an important role in preventing overdevelopment, particularly in the office sector.

On the other hand, the multifamily housing sector, due to its inherent ease in development and financing, has not fared as well. Therefore, we believe its recovery time will likely be longer than for other sectors of the REIT market.

During the 12-month period, the Fund benefited from an underweighted position in the manufactured homes sector, which experienced poor performance due to an increase in credit problems. We have also maintained very little exposure to the self-storage sector, which has underperformed. Over the long term, we have maintained a cautious approach with respect to this sector, due to difficulties assessing basic sector fundamentals such as supply and demand.

Sector Allocation
As of October 31, 2002

Office                           19.10%
Industrial                       12.75%
Multifamily                      11.49%
Mall                             10.94%
Retail Strip Centers              9.97%
Office/Industrial                 8.41%
Hotel                             5.69%
Manufactured Housing              3.50%
Real Estate Operating Companies   3.39%
Retail Outlet Centers             3.19%
Diversified                       2.89%
Healthcare                        1.64%
Cash and Other Assets             7.04%
--------------------------------------------------------->
0%                                                         20%

Over the past year, the lodging sector has remained volatile as a result of lower cash flow, a decline in business travel, and current economic weakness. While this sector has not yet met our performance expectations, we have maintained a marginally overweighted position due to our conviction that it offers the potential for attractive long-term value.

During the fiscal year, the portfolio benefited from strong performance in defensive sectors. Retail REIT stocks were strong, including regional malls, community centers, and outlet centers, which have offered attractive valuations and strong fundamentals. Despite a decline in retail sales, regional malls have experienced positive growth over the past twelve months. However, as the fallout from a weak economy continues to grow, we anticipate that the retailers who generate this cash flow will come under increased financial pressure, negatively impacting performance. For this reason, we have trimmed our exposure to regional malls in recent months, to bring the weighting closer in line with that in our benchmark index.

===============================================================================
PORTFOLIO CHARACTERISTICS
October 31, 2002
-------------------------------------------------------------------------------
Median Market Capitalization                   $1.29 billion
-------------------------------------------------------------------------------
Price to Funds from Operations Ratio*           7.65
-------------------------------------------------------------------------------
Current SEC 30-day Yield**                      4.45%
-------------------------------------------------------------------------------
 * This is a measure of a REIT fund's cash flow from rents and management fees. It is comparable to the price-to-earnings (P/E) ratio for the S&P 500 Index.

** For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current SEC 30-day yields as of October 31, 2002 for Class B, C, and Institutional Class shares were 3.98%, 3.98%, and 4.97%, respectively.
===============================================================================

The Fund also benefited from favorable performance in the industrial sector, an area that, while tied to the current business cycle, exhibits some defensive qualities with regard to commercial real estate. Because corporate demand for warehouse space remains somewhat constant, these companies generally fare well despite the economic climate. Two of our best performing stocks in this sector were Keystone Property Trust, a small-cap warehouse management company that operates throughout the mid-Atlantic region of the United States, and ProLogis, a multinational warehouse management firm. The success of both of these companies has been largely driven by highly efficient operations and core geographic locations. In light of positive fundamentals exhibited by this sector, we have recently increased our exposure.

Understanding the Role of REITs in a Portfolio

For individual investors with long time horizons, a REIT fund offers a sound way to increase market exposure and invest in a sector believed to have above-average long-term growth prospects. Because REITs often enjoy low correlation to a number of other financial assets, such as large-cap stocks, they can help reduce volatility in an investment portfolio. Yet REITs also provide opportunity for capital appreciation, a characteristic that some investors overlook. In fact, REITs are best thought of as a means for strategically targeting a growth portfolio. They are not the low-risk, defensive asset that some investors mistake them to be.

When properly used in an asset allocation, REITs are capable of playing a dual role, because they share some characteristics of both fixed-income investments and small-cap stocks. By offering dividends, REITs, like bonds, can offer attractive current income that is generally stable. The average dividend yield on equity REITs is 7.0%* (Source: NAREIT) -- more than 4 times the average dividend yield of a small-cap stock in the Russell 2000 Index. However, equity REITs are not interchangeable with high-quality bonds and other more conservative asset classes. This is because they are also vehicles for prospective growth, and come with additional forms of risk that are characteristic of more speculative investments. The average market capitalization of REITs in the NAREIT Equity REIT Index is $490 million**, and REITs comprise approximately 6% of the Russell 2000 Index. Thus, REITs as an asset class can provide exposure to real estate and the opportunity for income, but with the more aggressive growth characteristics of a sector fund investing substantially all of its assets in a single industry or group of related industries.

REITs can generally experience strong returns, or sizable losses, over a relatively short period of time. For more on how Delaware REIT Fund may fit into your overall asset allocation, contact your financial advisor or contact Delaware's Investment Information Center at 800 523-1918, Monday through Friday, 8:00 a.m. to 8:00 p.m., Eastern Time.

REITs can offer:
o An additional asset class to a broad investment portfolio
o Current Income
o Targeted growth potential

Statistics Source: NAREIT
 * This does not represent the yield of Delaware REIT Fund.
** The median market capitalization for Delaware REIT Fund as of October 31,
   2002 was $1.29 billion.

Outlook

Looking ahead, we expect that total return will be primarily generated by dividends in the coming year. If economic recovery is slow, REITs should remain stable, providing investors with attractive income. However, if the economy weakens further, we anticipate the potential for increased dividend cuts.

While the economy will be the biggest factor impacting the future direction of the REIT market, we believe that the ultimate recovery will be smoother due to its inherent strength over the past decade. In the meantime, we are looking to maintain a portfolio of high quality companies that offer the potential for stable and predictable cash flow generation and attractive portfolio diversification.

New
   at Delaware

===============================================================================
Simplify your life.
MANAGE YOUR INVESTMENTS                                       [GRAPHIC OMITTED]
                 ONLINE!                                       e:delivery logo

Get Account Access, Delaware Investments' secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and the highest level of Web security available.
You also get:

o Hassle-Free Investing -- Make online purchases and redemptions at any time.

o Simplified Tax Processing -- Automatically retrieve your Delaware Investments accounts' 1099 information and have it entered directly into your 1040 tax return. Available only with Turbo Tax(R) software.

o Less Mail Clutter -- Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Visit www.delawareinvestments.com, select individual investor, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 8:00 a.m. to 8:00 p.m. Eastern Time, Monday through Friday to assist with any questions.
===============================================================================

Delaware
   REIT Fund

Fund Basics
As of October 31, 2002

---------------------------------------
Fund Objectives:
The Fund seeks maximum long-term total
return, with capital appreciation as a
secondary objective.

---------------------------------------
Total Fund Net Assets:
$287.83 million

---------------------------------------
Number of Holdings:
33

---------------------------------------
Fund Start Date:
December 6, 1995

---------------------------------------
Your Fund Managers:
Damon J. Andres earned a bachelor's degree in business administration with an emphasis in finance and accounting from the University of Richmond. Prior to joining Delaware Investments in
1994, Mr. Andres performed investment consulting services as a Consulting Associate with Cambridge
Associates, Inc. in Arlington, Virginia. He is also a CFA charterholder.

Thomas J. Trotman holds a bachelor's degree in accounting from Muhlenberg College and an MBA from Widener University. Prior to joining Delaware
Investments in 1995, he was Vice President and Director of Investment Research at Independence
Capital Management. Before that, he held credit-related positions at Marine Midland Bank, U.S. Steel Corporation, and Amerada Hess. Mr.
Trotman is a CFA charterholder.

---------------------------------------
Nasdaq Symbols:
Class A   DPREX
Class B   DPRBX
Class C   DPRCX

Fund Performance
Average Annual Total Returns

Through October 31, 2002           Lifetime        Five Years      One Year
---------------------------------------------------------------------------
Class A* (Est. 12/6/95)
Excluding Sales Charge              +13.10%          +4.84%         +6.17%
Including Sales Charge              +12.14%          +3.61%         +0.07%
---------------------------------------------------------------------------
Class B (Est. 11/11/97)
Excluding Sales Charge               +4.16%                         +5.43%
Including Sales Charge               +3.86%                         +0.46%
---------------------------------------------------------------------------
Class C (Est. 11/11/97)
Excluding Sales Charge               +4.16%                         +5.43%
Including Sales Charge               +4.16%                         +4.44%
---------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, Institutional Class, and Real Estate Investment Trust Portfolio Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares were sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Performance information is based on sales charges in effect during the reporting period. Effective November 18, 2002, the maximum Class B contingent deferred sales charge will decline from a maximum of 4% to zero depending upon the period of time the shares are held. Had the new sales charges been in effect during the reporting period performance may have been affected.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime and one-year periods ended October 31, 2002 for Delaware REIT Fund's Institutional Class shares were +5.19% and +6.52%, respectively. The Institutional Class shares were originally made available on November 11, 1997 and are available without sales or asset based distribution charges only to certain eligible institutional accounts.

The average annual total returns for the lifetime (since 12/6/95), five-year, and one-year periods for the Real Estate Investment Trust Portfolio Class share returns were +13.31%, +5.11%, and +6.45%, respectively. Real Estate Investment Trust Portfolio Class shares were originally available November 4, 1997, and are available without sales or asset based distribution charges only to certain eligible institutional accounts. Performance prior to this date is based on the performance of the original class (established December 6, 1995) which operated under a substantially similar expense structure.

*Effective November 4, 1997, Delaware REIT Fund was redesigned. At that time, the legal name of the Fund's original class (the "Pooled Trust Class") was changed to the "Class A" and a distribution fee of up to 0.30% was implemented. The Class A share performance information prior to that date reflects the performance of the Pooled Trust Class and has not been adjusted to reflect the effect of the distribution fee.

An expense limitation was in effect for all classes of Delaware REIT Fund during the lifetime and five-year periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Funds that concentrate investments in one industry, like Delaware REIT Fund, may involve greater risks than more diversified funds, including greater potential for volatility.

Nasdaq Institutional Class symbol: DPRSX

Nasdaq Portfolio Class symbol: DPRIX

Delaware
   REIT Fund

Performance of a $10,000 Investment
December 6, 1995 (Fund's inception) through October 31, 2002

                Delaware REIT
                    Fund -        NAREIT Equity
               Class A Shares      REIT Index
               --------------     -------------
Dec-95             $9,803           $10,000
Oct-96            $11,887           $11,719
Oct-97            $17,414           $15,556
Oct-98            $15,502           $13,567
Oct-99            $15,085           $12,612
Oct-00            $18,838           $14,920
Oct-01            $20,772           $17,695
Oct-02            $22,054           $18,822


Chart assumes $10,000 invested on December 6, 1995, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the NAREIT Equity REIT Index at that month's end, December 31, 1995. After December 31, 1995, returns plotted on the chart were as of the last day of each month shown. The NAREIT Equity REIT Index is an unmanaged composite of real estate investment trusts that invest in many types of U.S. properties. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement
   of Net Assets

                                                   Number of     Market
                                                    Shares       Value

Common Stock - 92.96%
Diversified REITs - 2.89%
     Vornado Realty Trust                           226,500     $ 8,323,875
                                                              -------------
                                                                  8,323,875
                                                              -------------
Healthcare REITs - 1.64%
     Healthcare Realty Trust                        152,500       4,721,400
                                                              -------------
                                                                  4,721,400
                                                              -------------
Hotel REITs - 5.69%
   +Host Marriott                                   908,900       7,452,980
     LaSalle Hotel Properties                       486,900       6,378,390
     MeriStar Hospitality                           334,100       2,539,160
                                                              -------------
                                                                 16,370,530
                                                              -------------
Industrial REITs - 12.75%
     AMB Property                                   508,300      13,622,440
     Keystone Property Trust                        383,500       6,354,595
     ProLogis                                       691,500      16,734,300
                                                              -------------
                                                                 36,711,335
                                                              -------------
Mall REITs - 10.94%
     CBL & Associates Properties                     98,700       3,647,952
     General Growth Properties                      324,800      15,616,384
     Rouse                                           48,900       1,449,885
     Simon Property Group                           315,200      10,764,080
                                                              -------------
                                                                 31,478,301
                                                              -------------
Manufactured Housing REITs - 3.50%
     Chateau Communities                            239,648       5,346,547
     Sun Communities                                139,900       4,735,615
                                                              -------------
                                                                 10,082,162
                                                              -------------
Multifamily REITs - 11.49%
     Apartment Investment &
        Management Class A                          266,900       9,378,866
     AvalonBay Communities                          218,394       8,233,454
     Camden Property Trust                          268,600       8,417,924
     Equity Residential Properties Trust            297,400       7,054,328
                                                              -------------
                                                                 33,084,572
                                                              -------------
Office REITs - 19.10%
     Alexandria Real Estate Equities                188,900       7,933,800
     CarrAmerica Realty                             348,300       8,268,642
     Equity Office Properties Trust                 916,974      22,080,734
     Prentiss Properties Trust                      335,200       9,033,640
     SL Green Realty                                262,100       7,648,078
                                                              -------------
                                                                 54,964,894
                                                              -------------
Office/Industrial REITs - 8.41%
     Duke Realty                                    318,500       7,739,550
     Liberty Property Trust                         220,800       6,478,272
     Reckson Associates Realty                      492,600      10,004,706
                                                              -------------
                                                                 24,222,528
                                                              -------------
Real Estate Operating Companies - 3.39%
   +Catellus Development                            345,600       6,151,680
     Starwood Hotels & Resorts Worldwide            155,000       3,611,500
                                                              -------------
                                                                  9,763,180
                                                              -------------

Delaware REIT Fund
October 31, 2002

                                                  Number of       Market
                                                   Shares          Value

Common Stock (continued)
Retail Outlet Centers REITs - 3.19%
   Chelsea Property Group                         281,700        $ 9,169,335
                                                              --------------
                                                                   9,169,335
                                                              --------------
Retail Strip Centers REITs - 9.97%
   Developers Diversified Realty                  352,300          7,539,220
   Federal Realty Investment Trust                234,600          6,181,710
   Pan Pacific Retail Properties                  249,900          8,371,650
   Ramco-Gershenson Properties                    346,200          6,595,110
                                                              --------------
                                                                  28,687,690
                                                              --------------
Total Common Stock
   (cost $277,735,490)                                           267,579,802
                                                              --------------

                                                 Principal
                                                  Amount

Repurchase Agreements - 6.96%

   With BNP Paribas 1.86% 11/1/02
    (dated 10/31/02, collateralized by
    $7,678,000 U.S. Treasury Bills due
    4/24/03, market value $7,628,103)          $7,475,000          7,475,000

   With J. P. Morgan Securities 1.86%
     11/1/02 (dated 10/31/02,
     collateralized $5,209,000 by
     U.S. Treasury Bills due 5/1/03,
     market value $5,172,973)                   5,071,000          5,071,000

   With UBS Warburg 1.86% 11/1/02
     (dated 10/31/02, collateralized
     by $7,287,000 U.S. Treasury Notes
     5.75% due 8/15/03,
     market value $7,625,675)                   7,475,000          7,475,000
                                                                ------------
Total Repurchase Agreements
   (cost $20,021,000)                                             20,021,000
                                                                ------------

Total Market Value of Securities - 99.92%
   (cost $297,756,490)                                           287,600,802
Receivables and Other Assets
   Net of Liabilities - 0.08%                                        230,198
                                                                ------------
Net Assets Applicable to 20,307,557
   Shares Outstanding - 100.00%                                 $287,831,000
                                                                ------------

Statement                                                   Delaware REIT Fund
   of Net Assets (continued)

Net Asset Value - Delaware REIT Fund
  Class A ($163,431,943/11,530,322 Shares)                            $14.17
                                                                      ------

Net Asset Value - Delaware REIT Fund
  Class B ($57,824,028/4,080,995 Shares)                              $14.17
                                                                      ------

Net Asset Value - Delaware REIT Fund
  Class C ($38,581,188/2,722,582 Shares)                              $14.17
                                                                      ------

Net Asset Value - Delaware REIT Fund
  Institutional Class
  ($8,849,457/623,785 Shares)                                         $14.19
                                                                      ------

Net Asset Value - Delaware REIT Fund
  The Real Estate Investment Trust Portfolio Class
  ($19,144,384/1,349,873 Shares)                                      $14.18
                                                                      ------



Components of Net Assets at October 31, 2002:

Shares of beneficial interest
   (unlimited authorization - no par)                           $291,212,739
Undistributed net investment income                                  926,929
Accumulated net realized gain on investments                       5,847,020
Net unrealized depreciation of investments                       (10,155,688)
                                                                ------------
Total net assets                                                $287,831,000
                                                                ============

+ Non-income producing security for the year ended October 31, 2002.

Summary of Abbreviations:
REIT - Real Estate Investment Trust

Net Asset Value and Offering Price
   per Share - Delaware REIT Fund
Net asset value Class A (A)                                           $14.17
Sales charge (5.75% of offering price, or
   6.07% of amount invested per share) (B)                              0.86
                                                                      ------
Offering price                                                        $15.03
                                                                      ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.


See accompanying notes

Statement                                          Delaware REIT Fund
   of Operations                                    Year Ended October 31, 2002

Investment Income:
   Dividends                                                                         $10,183,659
   Interest                                                                              295,165       $10,478,824
                                                                                     -----------       -----------
Expenses:
   Management fees                                                                     1,647,564
   Distribution expenses--Class B                                                        460,469
   Distribution expenses--Class A                                                        286,357
   Distribution expenses--Class C                                                        281,909
   Dividend disbursing and transfer agent fees and expenses                              532,291
   Accounting and administration expenses                                                 94,710
   Reports and statements to shareholders                                                 74,884
   Professional fees                                                                      41,994
   Registration fees                                                                      36,757
   Trustees' fees                                                                          6,730
   Custodian fees                                                                          6,381
   Other                                                                                  42,086         3,512,132
                                                                                     -----------
   Less expenses absorbed or waived                                                                         (1,965)
   Less expenses paid indirectly                                                                            (6,195)
                                                                                                      ------------
   Total expenses                                                                                        3,503,972
                                                                                                      ------------
Net Investment Income                                                                                    6,974,852
                                                                                                      ------------

Net Realized and Unrealized Gain (Loss) on Investments:
   Net realized gain on investments                                                                      7,647,738
   Net change in unrealized appreciation/depreciation of investments                                   (17,053,932)
                                                                                                      ------------
Net Realized and Unrealized Loss on Investments                                                         (9,406,194)
                                                                                                      ------------

Net Decrease in Net Assets Resulting from Operations                                                   $(2,431,342)
                                                                                                       ===========

See accompanying notes

Statements                                                 Delaware REIT Fund
   of Changes in Net Assets


                                                                                                       Year Ended

                                                                                                10/31/02            10/31/01

Increase (Decrease) in Net Assets from Operations:
   Net investment income                                                                     $  6,974,852         $ 4,514,152
   Net realized gain on investments                                                             7,647,738           4,200,624
   Net change in unrealized appreciation/depreciation of investments                         (17,053,932)            (624,501)
                                                                                            ------------         ------------
   Net increase (decrease) in net assets resulting from operations                            (2,431,342)           8,090,275
                                                                                            ------------         ------------

Dividends and Distributions to shareholders from:
   Net investment income:
     Class A                                                                                  (4,191,854)          (1,896,050)
     Class B                                                                                  (1,358,513)            (646,941)
     Class C                                                                                    (823,203)            (373,829)
     Institutional Class                                                                        (158,772)             (80,440)
     The Real Estate Investment Trust Portfolio Class                                         (1,073,526)          (1,181,640)

   Net realized gain on investments:
     Class A                                                                                  (2,020,767)                  --
     Class B                                                                                    (948,840)                  --
     Class C                                                                                    (525,264)                  --
     Institutional Class                                                                         (53,867)                  --
     The Real Estate Investment Trust Portfolio Class                                           (858,984)                  --
                                                                                            ------------         ------------
                                                                                             (12,013,590)          (4,178,900)
                                                                                            ------------         ------------
Capital Share Transactions:
   Proceeds from shares sold:
     Class A                                                                                 145,588,660           36,660,190
     Class B                                                                                  39,247,857           21,280,630
     Class C                                                                                  30,416,580           12,401,738
     Institutional Class                                                                       8,618,106            1,521,334
     The Real Estate Investment Trust Portfolio Class                                                 --                  --

   Net asset value of shares issued upon reinvestment of dividends and distributions:
     Class A                                                                                   5,291,751            1,523,647
     Class B                                                                                   1,903,141              522,901
     Class C                                                                                   1,154,765              298,826
     Institutional Class                                                                         212,469               80,440
     The Real Estate Investment Trust Portfolio Class                                          1,322,642              810,856
                                                                                            ------------         ------------
                                                                                             233,755,971           75,100,562
                                                                                            ------------         ------------
   Cost of shares repurchased:
     Class A                                                                                 (40,388,876)         (17,310,476)
     Class B                                                                                 (10,046,119)          (9,288,831)
     Class C                                                                                  (7,217,813)          (5,128,726)
     Institutional Class                                                                      (1,291,984)          (1,902,121)
     The Real Estate Investment Trust Portfolio Class                                        (11,976,000)                  --
                                                                                            ------------         ------------
                                                                                             (70,920,792)         (33,630,154)
                                                                                            ------------         ------------
Increase in net assets derived from capital share transactions                               162,835,179           41,470,408
                                                                                            ------------         ------------
Net Increase in Net Assets                                                                   148,390,247           45,381,783

Net Assets:
   Beginning of year                                                                         139,440,753           94,058,970
                                                                                            ------------         ------------
   End of year                                                                              $287,831,000         $139,440,753
                                                                                            ============         ============

See accompanying notes

Financial
   Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                       Delaware REIT Fund Class A
                                                                                               Year Ended

                                                                         10/31/02    10/31/01    10/31/00   10/31/99     10/31/98

Net asset value, beginning of period                                      $14.270     $13.460     $11.300    $12.980      $16.260

Income (loss) from investment operations:
Net investment income(2)                                                    0.517       0.594       0.565      0.514        1.118
Net realized and unrealized gain (loss) on investments                      0.399       0.776       2.165     (0.809)      (2.713)
                                                                          -------     -------     -------    -------      -------
Total from investment operations                                            0.916       1.370       2.730     (0.295)      (1.595)
                                                                          -------     -------     -------    -------      -------

Less dividends and distributions from:
Net investment income                                                      (0.593)     (0.560)     (0.570)    (0.710)      (0.865)
Net realized gain on investments                                           (0.423)         --          --     (0.675)      (0.820)
                                                                          -------     -------     -------    -------      -------
Total dividends and distributions                                          (1.016)     (0.560)     (0.570)    (1.385)      (1.685)
                                                                          -------     -------     -------    -------      -------

Net asset value, end of period                                            $14.170     $14.270     $13.460    $11.300      $12.980
                                                                          =======     =======     =======    =======      =======

Total return(1)                                                             6.17%      10.27%      24.87%     (2.69%)     (10.98%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                  $163,432     $62,869     $40,412    $23,975      $13,340
Ratio of expenses to average net assets                                     1.38%       1.29%       1.20%      1.20%        1.11%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly                 1.38%       1.35%       1.40%      1.43%        1.27%
Ratio of net investment income to average net assets                        3.39%       4.14%       4.52%      4.18%        4.31%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly                 3.39%       4.08%       4.32%      3.95%        4.15%
Portfolio turnover                                                            65%         61%         31%        48%          51%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(2) The average shares outstanding method has been applied for per share information for the years ended October 31, 2002, 2001, 2000 and 1999.


See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                       Delaware REIT Fund Class B
                                                                                                  Year               Period from
                                                                                                  Ended               11/11/97(1)
                                                                     10/31/02    10/31/01    10/31/00   10/31/99     to 10/31/98

Net asset value, beginning of period                                  $14.260     $13.460     $11.300    $12.990         $16.230

Income (loss) from investment operations:
Net investment income(3)                                                0.404       0.498       0.473      0.422           0.914
Net realized and unrealized gain (loss) on investments                  0.402       0.765       2.162     (0.810)         (2.559)
                                                                      -------     -------     -------    -------         -------
Total from investment operations                                        0.806       1.263       2.635     (0.388)         (1.645)
                                                                      -------     -------     -------    -------         -------

Less dividends and distributions from:
Net investment income                                                  (0.473)     (0.463)     (0.475)    (0.627)         (0.775)
Net realized gain on investments                                       (0.423)         --          --     (0.675)         (0.820)
                                                                      -------     -------     -------    -------         -------
Total dividends and distributions                                      (0.896)     (0.463)     (0.475)    (1.302)         (1.595)
                                                                      -------     -------     -------    -------         -------

Net asset value, end of period                                        $14.170     $14.260     $13.460    $11.300         $12.990
                                                                      =======     =======     =======    =======         =======

Total return(2)                                                         5.43%       9.44%      23.92%     (3.43%)        (11.31%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                               $57,824     $29,423     $16,547    $13,575          $12,802
Ratio of expenses to average net assets                                 2.13%       2.04%       1.95%      1.95%           1.86%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly             2.13%       2.10%       2.15%      2.18%           2.02%
Ratio of net investment income to average net assets                    2.64%       3.39%       3.77%      3.43%           3.56%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly             2.64%       3.33%       3.57%      3.20%           3.40%
Portfolio turnover                                                        65%         61%         31%        48%             51%


(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) The average shares outstanding method has been applied for per share information for the years ended October 31, 2002, 2001, 2000 and 1999.


See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                    Delaware REIT Fund Class C
                                                                                         Year                       Period from
                                                                                         Ended                       11/11/97(1)
                                                                     10/31/02    10/31/01    10/31/00   10/31/99     to 10/31/98
Net asset value, beginning of period                                  $14.260     $13.460     $11.300    $12.990         $16.230

Income (loss) from investment operations:
Net investment income(3)                                                0.404       0.504       0.473      0.422           0.914
Net realized and unrealized gain (loss) on investments                  0.402       0.759       2.162     (0.810)         (2.559)
                                                                      -------     -------     -------    -------         -------
Total from investment operations                                        0.806       1.263       2.635     (0.388)         (1.645)
                                                                      -------     -------     -------    -------         -------

Less dividends and distributions from:
Net investment income                                                  (0.473)     (0.463)     (0.475)    (0.627)         (0.775)
Net realized gain on investments                                       (0.423)         --          --     (0.675)         (0.820)
                                                                      -------     -------     -------    -------         -------
Total dividends and distributions                                      (0.896)     (0.463)     (0.475)    (1.302)         (1.595)
                                                                      -------     -------     -------    -------         -------

Net asset value, end of period                                        $14.170     $14.260     $13.460    $11.300         $12.990
                                                                      =======     =======     =======    =======         =======

Total return(2)                                                         5.43%       9.44%      23.92%     (3.43%)        (11.31%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                               $38,581     $16,326      $8,513     $3,657          $2,435
Ratio of expenses to average net assets                                 2.13%       2.04%       1.95%      1.95%           1.86%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly             2.13%       2.10%       2.15%      2.18%           2.02%
Ratio of net investment income to average net assets                    2.64%       3.39%       3.77%      3.43%           3.56%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly             2.64%       3.33%       3.57%      3.20%           3.40%
Portfolio turnover                                                        65%         61%         31%        48%             51%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) The average shares outstanding method has been applied for per share information for the years ended October 31, 2002, 2001, 2000 and 1999.


See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                Delaware REIT Fund Institutional Class
                                                                                          Year                       Period from
                                                                                         Ended                       11/11/97(1)
                                                                      10/31/02    10/31/01    10/31/00   10/31/99    to 10/31/98
Net asset value, beginning of period                                   $14.280     $13.470     $11.310    $12.990        $16.230

Income (loss) from investment operations:
Net investment income(3)                                                 0.555       0.625       0.596      0.545          1.134
Net realized and unrealized gain (loss) on investments                   0.412       0.778       2.167     (0.807)        (2.659)
                                                                       -------     -------     -------    -------        -------
Total from investment operations                                         0.967       1.403       2.763     (0.262)        (1.525)
                                                                       -------     -------     -------    -------        -------

Less dividends and distributions from:
Net investment income                                                   (0.634)     (0.593)     (0.603)    (0.743)        (0.895)
Net realized gain on investments                                        (0.423)         --          --     (0.675)        (0.820)
                                                                       -------     -------     -------    -------        -------
Total dividends and distributions                                       (1.057)     (0.593)     (0.603)    (1.418)        (1.715)
                                                                       -------     -------     -------    -------        -------

Net asset value, end of period                                         $14.190     $14.280     $13.470    $11.310        $12.990
                                                                       =======     =======     =======    =======        =======
Total return(2)                                                          6.52%      10.51%      25.18%     (2.42%)       (10.56%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                 $8,850      $1,823      $2,013     $1,313         $1,504
Ratio of expenses to average net assets                                  1.13%       1.04%       0.95%      0.95%          0.86%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly              1.13%       1.10%       1.15%      1.18%          1.02%
Ratio of net investment income to average net assets                     3.64%       4.39%       4.77%      4.43%          4.56%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly              3.64%       4.33%       4.57%      4.20%          4.40%
Portfolio turnover                                                         65%         61%         31%        48%            51%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) The average shares outstanding method has been applied for per share information for the years ended October 31, 2002, 2001, 2000 and 1999.


See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                Delaware REIT Fund The Real Estate Investment Trust Portfolio Class
                                                                                         Year                        Period from
                                                                                         Ended                        11/4/97(1)
                                                                      10/31/02   10/31/01    10/31/00   10/31/99     to 10/31/98

Net asset value, beginning of period                                  $14.280     $13.470     $11.310    $12.990         $16.340

Income (loss) from investment operations:
Net investment income(3)                                                0.555       0.625       0.596      0.545           1.134
Net realized and unrealized gain (loss) on investments                  0.402       0.778       2.167     (0.807)         (2.769)
                                                                      -------     -------     -------    -------         -------
Total from investment operations                                        0.957       1.403       2.763     (0.262)         (1.635)
                                                                      -------     -------     -------    -------         -------

Less dividends and distributions from:
Net investment income                                                  (0.634)     (0.593)     (0.603)    (0.743)         (0.895)
Net realized gain on investments                                       (0.423)         --          --     (0.675)         (0.820)
                                                                      -------     -------     -------    -------         -------
Total dividends and distributions                                      (1.057)     (0.593)     (0.603)    (1.418)         (1.715)
                                                                      -------     -------     -------    -------         -------

Net asset value, end of period                                        $14.180     $14.280     $13.470    $11.310         $12.990
                                                                      =======     =======     =======    =======         =======

Total return(2)                                                         6.45%      10.59%      25.09%     (2.42%)        (11.17%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                               $19,144     $29,000     $26,574    $21,580         $40,807
Ratio of expenses to average net assets                                 1.13%       1.04%       0.95%      0.95%           0.86%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly             1.13%       1.10%       1.15%      1.18%           1.02%
Ratio of net investment income to average net assets                    3.64%       4.39%       4.77%      4.43%           4.56%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly             3.64%       4.33%       4.57%      4.20%           4.40%
Portfolio turnover                                                        65%         61%         31%        48%             51%


(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) The average shares outstanding method has been applied for per share information for the years ended October 31, 2002, 2001, 2000 and 1999.


See accompanying notes

Notes                                                     Delaware REIT Fund
   to Financial Statements                                October 31, 2002

The Real Estate Investment Trust Portfolio (the "Delaware REIT Fund" or, the "Fund") is a series of Delaware Pooled Trust ("the Trust"), which is organized as a Delaware business trust. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Institutional Class and The Real Estate Investment Trust Portfolio Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class and The Real Estate Investment Trust Portfolio Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. This report contains information relating only to Delaware REIT Fund. All other Delaware Pooled Trust portfolios are included in a separate report.

The investment objective of the Fund is to seek to achieve a maximum long-term total return, with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the
Fund:

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gains on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $5,272 for the year ended October 31, 2002. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended October 31, 2002 were approximately $923. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager an annual fee, which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 1.15% of average daily net assets of the Fund through March 1, 2003. Prior to March 1, 2002, such expenses were limited to 1.10% of the average daily net assets of the Fund.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC,

Notes                                                       Delaware REIT Fund
   to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. The Board of Trustees has set the fee at an annual rate of 0.25% of the Class A shares' average daily net assets. No distribution expenses are paid by Institutional Class and The Real Estate Investment Trust Portfolio Class shares.

At October 31, 2002, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC                   $181,662

Dividend disbursing, transfer agent fees,
   accounting and other expenses payable to DSC             110,129

Other expenses payable to DMC and affiliates                 31,477

For the year ended October 31, 2002, DDLP earned $129,536 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the year ended October 31, 2002, the Fund made purchases of $277,954,143 and sales of $132,261,596 of investment securities other than short-term investments.

At October 31, 2002, the cost of investments for federal income tax purposes was $298,518,364. At October 31, 2002, the net unrealized depreciation was $10,917,562 of which $6,920,192 related to unrealized appreciation of investments and $17,837,754 related to unrealized depreciation of investments.

4. Dividend and Distribution
Information Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the year ended October 31, 2002 and 2001 were as follows:

                                        Year Ended
                                        10/31/02         10/31/01
Ordinary income                       $ 7,605,868      $4,178,900
Long-term capital gain                  4,407,722              --
                                      -----------      ----------
Total                                 $12,013,590      $4,178,900
                                      ===========      ==========

As of October 31, 2002, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                        $291,212,739
Undistributed ordinary income                           2,303,482
Undistributed long term capital gain                    5,232,341
Unrealized depreciation of investments               (10,917,562)
                                                    ------------
Net assets                                          $287,831,000
                                                    ============

The undistributed earnings for the Delaware REIT Fund are estimated pending final notification of the tax character of dividends received from investments in Real Estate Investment Trusts.

5. Capital Shares
Transactions in capital shares were as follows:

                                           Year Ended
                                            10/31/02       10/31/01
Shares sold:
   Class A                                 9,474,951      2,508,230
   Class B                                 2,559,404      1,452,977
   Class C                                 1,974,813        848,065
   Institutional Class                       567,398        104,694
   The Real Estate Investment
     Trust Portfolio Class                        --             --

Shares issued upon reinvestment of dividends and distributions:

   Class A                                   350,952        107,598
   Class B                                   127,121         36,892
   Class C                                    76,971         21,079
   Institutional Class                        14,033          5,664
   The Real Estate Investment
     Trust Portfolio Class                    88,986         57,168
                                         -----------    -----------
                                          15,234,629      5,142,367
                                         -----------    -----------
   Shares repurchased:
   Class A                                (2,700,824)    (1,213,260)
   Class B                                  (668,726)      (656,316)
   Class C                                  (473,883)      (356,996)
   Institutional Class                       (85,314)      (132,139)
   The Real Estate Investment
     Trust Portfolio Class                  (769,807)            --
                                        -----------     -----------

                                         (4,698,554)     (2,358,711)
                                        -----------     -----------
   Net increase                          10,536,075       2,783,656
                                        -----------     -----------

6. Line of Credit

The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amount outstanding as of October 31, 2002, or at any time during the year.

Notes                                                       Delaware REIT Fund
   to Financial Statements (continued)

7. Credit and Market Risk

The Fund concentrates its investments in the real estate industry and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the real estate investment trusts it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

8. Tax Information (Unaudited)

The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information. For the fiscal year ended October 31, 2002, the Fund designates dividends and distributions paid during the year as follows:

       (A)            (B)
    Long-Term       Ordinary
  Capital Gains      Income         Total            (C)
  Distributions   Distributions  Distributions    Qualifying
  (Tax Basis)     (Tax Basis)    (Tax Basis)     Dividends(1)
  -------------   -------------  -------------   ------------
     37%              63%            100%             --

(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report
   of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Pooled Trust -- The Real Estate Investment
Trust Portfolio

We have audited the accompanying statement of net assets of The Real Estate Investment Trust Portfolio (the "Fund") as of October 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers, or by other auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Real Estate Investment Trust Portfolio at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



/s/ Ernst & Young LLP
------------------------------

Philadelphia, Pennsylvania
December 6, 2002

Board of Trustees/Officers
  Addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                              Principal               Number of           Other
        Name,                          Position(s)                          Occupation(s)       Portfolios in Fund    Directorships
       Address                         Held with     Length of Time             During            Complex Overseen       Held by
   and Birthdate                        Fund(s)         Served               Past 5 Years             by Trustee         Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Charles E. Haldeman, Jr.(1)            Chairman           2 Years          Since January 1, 2000,         89(5)            None
  2005 Market Street                  and Trustee                       Mr. Haldeman has served in
  Philadelphia, PA                                                    various capacities at different
      19103                                                            times at Delaware Investments(2)

  October 29, 1948                                                       President/Chief Operating
                                                                             Officer/Director -
                                                                          United Asset Management
                                                                        (January 1998 - January 2000)

                                                                              Partner/Director -
                                                                            Cooke and Bieler, Inc.
                                                                           (Investment Management)
                                                                           (June 1974 - January 1998)

David K. Downes(3)                    President,         9 Years -             Mr. Downes has             107  Director/President -
  2005 Market Street                 Chief Executive   Executive Officer      served in various                   Lincoln National
   Philadelphia, PA                      Officer,                            executive capacities            Convertible Securities
      19103                         Chief Financial   3 Years - Trustee       at different times                      Fund, Inc.
                                  Officer and Trustee                       at Delaware Investments
January 8, 1940                                                                                                Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.

Independent Trustees

  Walter P. Babich                      Trustee          14 Years              Board Chairman -           107             None
460 North Gulph Road                                                      Citadel Constructors, Inc.
 King of Prussia, PA                                                          (1989 - Present)
    19406

October 1, 1927

John H. Durham                          Trustee          23 Years(4)           Private Investor          107         Trustee -
 P.O. Box 819                                                                                                      Abington Memorial
Gwynedd Valley, PA                                                                                               Hospital Foundation
    19437

August 7, 1937                                                                                                 President/Director -
                                                                                                                 22 WR Corporation

 John A. Fry                            Trustee           1 Year                   President -           89(5)         Director -
P.O. Box 3003                                                            Franklin & Marshall College              Sovereign Bancorp
Lancaster, PA                                                                (June 2002 - Present)
  17604
                                                                           Executive Vice President -                  Director -
                                                                          University of Pennsylvania                Sovereign Bank
May 28, 1960                                                               (April 1995 - June 2002)

                                                                            Principal             Number of            Other
        Name,                        Position(s)                          Occupation(s)      Portfolios in Fund     Directorships
       Address                       Held with     Length of Time             During           Complex Overseen       Held by
   and Birthdate                      Fund(s)         Served               Past 5 Years       by Trustee/Officer    Trustee/Officer
------------------------------------------------------------------------------------------------------------------------------------

Independent Trustees (continued)

Anthony D. Knerr                      Trustee         12 Years           Founder/Managing Director -      107             None
500 Fifth Avenue                                                          Anthony Knerr & Associates
 New York, NY                                                               (Strategic Consulting)
   10110                                                                      (1990 - Present)

December 7, 1938

  Ann R. Leven                        Trustee         13 Years          Treasurer/Chief Fiscal Officer -  107           Director -
785 Park Avenue                                                             National Gallery of Art              Recoton Corporation
  New York, NY                                                                   (1994 - 1999)
     10021                                                                                                              Director -
                                                                                                                      Systemax, Inc.
November 1, 1940
                                                                                                                    Director - Andy
                                                                                                                  Warhol Foundation

  Thomas F. Madison                   Trustee          8 Years                   President/Chief          107     Director - Valmont
200 South Fifth Street                                                         Executive Officer -                 Industries, Inc.
    Suite 2100                                                                 MLM Partners, Inc.
  Minneapolis, MN                                                          (Small Business Investing                 Director - ACI
      55402                                                                      and Consulting)                   Telecentrics Inc.
                                                                            (January 1993 - Present)
February 25, 1936                                                                                                 Director - Digital
                                                                                                                       River Inc.

                                                                                                                   Director - Rimage
                                                                                                                      Corporation

 Janet L. Yeomans                     Trustee          3 Years              Vice President Treasurer -    107             None
Building 220-13W-37                                                              3M Corporation
  St. Paul, MN                                                               (July 1995 - Present)
   55144
                                                                              Ms. Yeomans has held
July 31, 1948                                                                   various management
                                                                            positions at 3M Corporation
                                                                                     since 1983.

Officers

  William E. Dodge                Executive Vice       2 Years             Executive Vice President and   107             None
 2005 Market Street               President and                               Chief Investment Officer -
  Philadelphia, PA               Chief Investment                                Equity of Delaware
      19103                      Officer - Equity                         Investment Advisers, a series of
                                                                                 Delaware Management
June 29, 1949                                                                        Business Trust
                                                                               (April 1999 - Present)

                                                                                President, Director
                                                                                 of Marketing and
                                                                              Senior Portfolio Manager -
                                                                             Marvin & Palmer Associates
                                                                               (Investment Management)
                                                                              (August 1996 - April 1999)

                                                                            Principal             Number of            Other
        Name,                        Position(s)                          Occupation(s)      Portfolios in Fund     Directorships
       Address                       Held with     Length of Time             During           Complex Overseen       Held by
   and Birthdate                      Fund(s)         Served               Past 5 Years            by Officer          Officer
------------------------------------------------------------------------------------------------------------------------------------

Officers (continued)

Jude T. Driscoll(6)                Executive Vice       1 Year        Executive Vice President and       107               None
 2005 Market Street                 President and                       Head of Fixed-Income of
 Philadelphia, PA                      Head of                       Delaware Investment Advisers,
      19103                          Fixed-Income                         a series of Delaware
                                                                       Management Business Trust
March 10, 1963                                                           (August 2000 - Present)

                                                                        Senior Vice President and
                                                                    Director of Fixed-Income Process -
                                                                        Conseco Capital Management
                                                                        (June 1998 - August 2000)

                                                                            Managing Director -
                                                                        NationsBanc Capital Markets
                                                                        (February 1996 - June 1998)

Richard J. Flannery          Executive Vice President,  4 Years         Mr. Flannery has served in       107               None
 2005 Market Street             General Counsel and                    various executive capacities
 Philadelphia, PA           Chief Administrative Officer                   at different times at
      19103                                                                Delaware Investments.

September 30, 1957

Richelle S. Maestro             Senior Vice President,  3 Years          Ms. Maestro has served in       107               None
2005 Market Street             Deputy General Counsel                  various executive capacities
 Philadelphia, PA                  and Secretary                           at different times at
      19103                                                                Delaware Investments.

November 26, 1957

Michael P. Bishof               Senior Vice President   6 Years            Mr. Bishof has served in       107              None
2005 Market Street                  and Treasurer                        various executive capacities
Philadelphia, PA                                                             at different times at
     19103                                                                   Delaware Investments.

August 18, 1962

(1) Mr. Haldeman is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, accounting service provider and transfer agent. Effective October 2002, Mr. Haldeman has resigned his position with the Fund and Delaware Investments.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.

(3) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.

(4) Mr. Durham served as a Director Emeritus from 1995 through 1998.

(5) Mr. Haldeman and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

(6) Effective October 2002, Mr. Driscoll began serving as executive officer of the Fund's manager, accounting service provider and transfer agent.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware Investments
Family of Funds

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group
Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth Fund

Value-Equity Group
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund

International Group

(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
  (formerly Delaware International Equity Fund)

Blend Mutual Funds
Delaware Balanced Fund
Delaware Core Equity Fund
  (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund

Structured Equity Products Group
Delaware Diversified Growth Fund
Delaware Diversified Value Fund
Delaware Group Foundation Funds
  Delaware Growth Allocation Portfolio
  Delaware Balanced Allocation Portfolio
  Delaware Income Allocation Portfolio

Fixed Income Group

Corporate and Government
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Diversified Income Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund

Money Market
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

Municipal (National Tax-Exempt)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Municipal (State-Specific Tax-Exempt)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware REIT Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware REIT Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                              Affiliated Officers                        Contact Information
Walter P. Babich                               Jude T. Driscoll                           Investment Manager
Board Chairman                                 Executive Vice President and               Delaware Management Company
Citadel Constructors, Inc.                     Head of Fixed Income                       Philadelphia, PA
King of Prussia, PA                            Delaware Investments Family of Funds
                                               Philadelphia, PA                           International Affiliate
David K. Downes                                                                           Delaware International Advisers Ltd.
President and Chief Executive Officer          Richard J. Flannery                        London, England
Delaware Investments Family of Funds           President and Chief Executive Officer
Philadelphia, PA                               Delaware Distributors, L.P.                National Distributor
                                               Philadelphia, PA                           Delaware Distributors, L.P.
John H. Durham                                                                            Philadelphia, PA
Private Investor                               Richelle S. Maestro
Gwynedd Valley, PA                             Senior Vice President, Deputy General      Shareholder Servicing, Dividend
                                               Counsel and Secretary                      Disbursing and Transfer Agent
John A. Fry                                    Delaware Investments Family of Funds       Delaware Service Company, Inc.
President                                      Philadelphia, PA                           2005 Market Street
Franklin & Marshall College                                                               Philadelphia, PA 19103-7094
Lancaster, PA                                  Michael P. Bishof
                                               Senior Vice President and Treasurer        For Shareholders
Anthony D. Knerr                               Delaware Investments Family of Funds       800 523-1918
Consultant                                     Philadelphia, PA
Anthony Knerr & Associates                                                                For Securities Dealers and Financial
New York, NY                                                                              Institutions Representatives Only
                                                                                          800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                                     Web site
National Gallery of Art                                                                   www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN


(6952)                                                       Printed in the USA
AR-095 [10/02] VGR 12/02                                                  J8808